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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported) February 20, 2004




                            VITA FOOD PRODUCTS, INC.
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             (Exact name of registrant as specified in its charter)


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
              Nevada                            1-12599                                   36-3171548
----------------------------------   ---------------------------------------    ---------------------------------
(State or other jurisdiction of         (Commission File Number)                        (IRS Employer
incorporation)                                                                       Identification No.)

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

             2222 West Lake Street
               Chicago, Illinois                                                            60612
------------------------------------------------                                ---------------------------------
   (Address of principal executive offices)                                              (Zip Code)


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                                  (312)738-4500
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              (Registrant's telephone number, including area code)







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ITEM 7.  Financial Statements and Exhibits.

     (a)   Financial statements of businesses acquired.

           Not applicable.

     (b)   Pro forma financial information.

           Not applicable.

     (c)   Exhibits.

           See exhibit index attached.

ITEM 12. Results of Operations and Financial Condition.

     The information included in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

     On February 20, 2004, Vita Food Products, Inc. issued a press release announcing its results of operations for the quarter and fiscal year ended
December 31, 2003. A copy of the press release is attached hereto as Exhibit
99.1.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VITA FOOD PRODUCTS, INC.


Date:    February 25, 2004                By:  //Stephen D. Rubin//
                                               ----------------------------
                                               Stephen D. Rubin
                                               President
                                               (Principal Executive Officer)



Date:    February 25, 2004                By:  //Clifford K. Bolen//
                                               ----------------------------
                                               Clifford K. Bolen
                                               Vice President and Chief
                                               Financial Officer
                                    (Principal Financial and Accounting Officer)



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                                  EXHIBIT INDEX


Exhibit Number             Document
--------------             --------

99.1                       Press release dated February 20, 2004.



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